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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 21, 2002

                           Commission File No. 1-11781

                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

                  Ohio                               31-0676346
      -------------------------------       ---------------------------------
      (State or other jurisdiction          (IRS Employer Identification No.)
                  of Incorporation)

            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 428-6360


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ITEM 5.  OTHER EVENTS.

On June 21, 2002, Dayton Superior Corporation (the "Company") announced that Stephen Morrey has been named chief executive officer of the Company, effective July 15, 2002.

The following press release been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference:

Press Release of the Company dated June 21, 2002.



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Item 7:  Financial Statements and Exhibits.

      (c)   Exhibits

      The following exhibits are filed herewith:

            99.1  Press Release, dated June 21, 2002.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DAYTON SUPERIOR CORPORATION



                                       By: /s/John A. Ciccarelli
                                           --------------------------------
                                           Name: John A. Ciccarelli
                                           Title: Chairman, President and Chief
                                           Executive Officer

Date: June 24, 2002